Goodwill and Intangible Assets - Schedule of Expected Amortization Expense for Identifiable Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	May 03, 2014	Feb. 01, 2014
Goodwill And Intangible Assets Disclosure [Abstract]
2014	$ 598	$ 598
2015	598	598
2016	598	598
2017	598	598
2018	598	598
Total next 5 fiscal years		$ 2,990